UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Northern Revival Acquisition Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Northern Revival Acquisition Corporation
4001 Kennett Pike, Suite 302
Wilmington, DE 19807

PROXY STATEMENT FOR ANNUAL GENERAL MEETING
OF
NORTHERN REVIVAL ACQUISITION CORPORATION

Dear Shareholders of Northern Revival Acquisition Corporation:

You are cordially invited to attend (in person or by proxy) the annual general meeting of Northern Revival Acquisition Corporation, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), to be held on [●] at [●], Eastern time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend via teleconference. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10154. You will also be able to attend the general meeting via teleconference, vote, and submit your questions during the general meeting using the following dial-in information:

Telephone access:
Within the U.S.:
1 877-853-5257 (toll-free)
Outside of the U.S.:
1 470-381-2552 (standard rates apply)
Meeting ID:
[●]
Passcode for telephone access:
[●]#

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting. The accompanying proxy statement is dated [●], and is first being mailed to shareholders of the company on or about [●].

Even if you are planning on attending the general meeting, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the general meeting. It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the general meeting.

The general meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from September 4, 2023 to February 4, 2024 (the “extension”, such later date, the “extended date”, and such proposal the “extension proposal”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 (the “IPO”) from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board;

2.	Proposal No. 2 — NTA Requirement Amendment Proposal —as a special resolution, to amend the charter pursuant to an amendment to the charter in the form set forth in Annex B of the accompanying proxy statement, to remove the net tangible asset requirement from the charter in order to expand the methods that the company may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA requirement amendment proposal”);

3.	Proposal No. 3 — The Directors Proposal — as an ordinary resolution, to reelect two (2) Class I directors to serve until the annual general meeting in 2026 and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death (the “directors proposal”);

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, the NTA requirement amendment proposal, and the directors proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals, in which case the adjournment proposal will be the only proposal presented at the general meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the extension proposal is to allow the company more time to complete our initial business combination. The charter provides that the company has until September 4, 2023 to complete an initial business combination. While the company is currently evaluating several initial business combination opportunities, (the “board”) has determined that there will not be sufficient time before September 4, 2023 to consummate an initial business combination. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete the initial business combination to the extended date.

In connection with the extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote on the extension proposal or if they vote at all. If the extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A ordinary shares upon consummation of our initial business combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by the extended date.

Based upon the amount held in the trust account as of [●], which was approximately $[●], the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the general meeting. The closing price of a Class A ordinary share on [●], was $[●]. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

After consultation with the company’s sponsor, Northern Revival Sponsor LLC (the “sponsor”), the sponsor has indicated that, if the extension proposal is approved, the sponsor will contribute to the company as a loan (each loan being referred to herein as a “contribution”) the lesser of (i) ______ and (ii) an aggregate amount equal to $___  multiplied by the number of public shares of the company that are not redeemed in connection with the shareholder vote to approve the extension proposal, for each month, commencing on September 4, 2023 and on or prior to the fourth day of each subsequent month, if applicable (each such month period an “extension period”) until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, (y) the extended date, and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination. Each contribution will be deposited in the trust account within three business days of the beginning of the extended period which such contribution is for. The sponsor will not make any contribution unless the extension proposal is approved and the extension is completed. The contributions will be repayable by the company to the sponsor upon consummation of an initial business combination. The company’s board of directors will have the sole discretion whether to continue extending for additional extension periods, and if the board determines not to continue extending for additional months, the additional contributions will terminate. If this occurs, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern time, on [●], (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by September 4, 2023 or, if the extension proposal is approved, the extended date.

However, unless the NTA requirement amendment proposal is approved, the company will not proceed with the extension, as described herein, or the redemption if the company does not have at least $5,000,001 of net tangible assets upon its consummation of the extension, after taking into account the redemption.

The company’s charter currently provides that the company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA requirement amendment proposal is to add an additional basis on which the company may rely, as it has since its IPO, so as not to be subject to the “penny stock” rules of the SEC.

If the NTA requirement amendment proposal is not approved, the company cannot consummate any business combination unless the company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination. In addition, the company cannot repurchase or redeem public shares in an amount that would cause the company’s net tangible assets to be less than US$5,000,001 following such repurchases or redemptions.

Approval of the extension proposal and the NTA requirement amendment proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Class A ordinary shares and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the general meeting, vote at the general meeting. Our sponsor currently holds 6,037,499 Class A ordinary shares and 1 Class B ordinary share (collectively, the “Sponsor Shares”). The holders of the Sponsor Shares have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination.

Pursuant to our charter, prior to the closing of a business combination, only the holders of the Class B ordinary shares are entitled to vote on the directors proposal, and the holders of Class A ordinary shares shall have no right to vote on the appointment or removal of any director. Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE DIRECTORS PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The board has fixed the close of business on [●], as the record date for the general meeting (the “record date”). Only shareholders of record on [●] are entitled to notice of and to vote at the general meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

All of our shareholders are cordially invited to attend, vote, and submit your questions during the general meeting at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 or via teleconference, using the following dial-in information:

Telephone access:
Within the U.S.:
1 877-853-5257 (toll-free)
Outside of the U.S.:
1 470-381-2552 (standard rates apply)
Meeting ID:
[●]
Passcode for telephone access:
[●]#

To ensure your representation at the general meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the general meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ordinary shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal, the NTA requirement amendment proposal and the directors proposal.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of General Meeting for a more complete statement of matters to be considered at the general meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by emailing KSmith@advantageproxy.com.

On behalf of the board, we would like to thank you for your support of Northern Revival Acquisition Corporation.

[●]

By Order of the Board,

/s/
Aemish Shah Chairman of the Board

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated [●]
and is first being mailed to our shareholders with the form of proxy on or about [●].

IMPORTANT

Whether or not you expect to attend the general meeting, you are respectfully requested by the board of the company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the general meeting.

NORTHERN REVIVAL ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302
Wilmington, DE 19807

NOTICE OF THE ANNUAL GENERAL MEETING
TO BE HELD ON [●]

Dear Shareholders of Northern Revival Acquisition Corporation:

NOTICE IS HEREBY GIVEN that the annual general meeting of Northern Revival Acquisition Corporation, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), will be held on [●] at [●], Eastern time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned and will be available to attend via teleconference. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10154. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)
Outside of the U.S. and Canada:
1 470-381-2552 (standard rates apply)
Meeting ID:
[●]
Passcode for telephone access:
[●]#

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting.

The general meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from September 4, 2023 to February 4, 2024 (the “extension”, such later date, the “extended date”, and such proposal the “extension proposal”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 (the “IPO”) from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board;

2.	Proposal No. 2 — NTA Requirement Amendment Proposal —as a special resolution, to amend the charter pursuant to an amendment to the charter in the form set forth in Annex B of the accompanying proxy statement, to remove the net tangible asset requirement from the charter in order to expand the methods that the company may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA requirement amendment proposal”);

3.	Proposal No. 3 — The Directors Proposal — as an ordinary resolution, to elect two (2) Class I directors to serve until the annual general meeting in 2026 and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death (the “directors proposal”); and

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, the NTA requirement amendment proposal, and the directors proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals, in which case the adjournment proposal will be the only proposal presented at the general meeting. charter

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the extension proposal and the NTA requirement amendment proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Class A ordinary shares and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the general meeting, vote at the general meeting.

Pursuant to our charter, prior to the closing of a business combination, only the holders of the Class B ordinary shares are entitled to vote on the directors proposal, and the holders of Class A ordinary shares shall have no right to vote on the appointment or removal of any director. Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

In connection with the extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal, or if they vote at all. If the extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A ordinary shares upon consummation of our initial business combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by the extended date.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern time, on [●] (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

After consultation with the company’s sponsor, Northern Revival Sponsor LLC (the “sponsor”), the sponsor has indicated that, if the extension proposal is approved, the sponsor will contribute to the company as a loan (each loan being referred to herein as a “contribution”) the lesser of (i) _____ and (ii) an aggregate amount equal to $___multiplied by the number of public shares of the company that are not redeemed in connection with the shareholder vote to approve the extension proposal, for each month, commencing on September 4, 2023 and on or prior to the fourth day of each subsequent month, if applicable (each such month period an “extension period”) until the earlier of (x) the date of the annual general meeting held in connection with a shareholder vote to approve an initial business combination (y) the extended date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination. Each contribution will be deposited in the trust account within three business days of the beginning of the extended period which such contribution is for. The sponsor will not make any contribution unless the extension proposal is approved and the extension is completed. The contributions will be repayable by the company to the sponsor upon consummation of an initial business combination. The company’s board of directors will have the sole discretion whether to continue extending for additional extension periods, and if the board determines not to continue extending for additional months, the additional contributions will terminate. If this occurs, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 4, 2023 or, if the extension proposal is approved, the extended date.

However, unless the NTA requirement amendment proposal is approved, the company will not proceed with the extension, as described herein, or the redemption if the company does not have at least $5,000,001 of net tangible assets upon its consummation of the extension, after taking into account the redemption.

The company’s charter currently provides that the company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA requirement amendment proposal is to add an additional basis on which the company may rely, as it has since its IPO, so as not to be subject to the “penny stock” rules of the SEC.

If the NTA requirement amendment proposal is not approved, the company cannot consummate any business combination unless the company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination. In addition, the company cannot repurchase or redeem public shares in an amount that would cause the company’s net tangible assets to be less than US$5,000,001 following such repurchases or redemptions.

The sponsor and the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of the Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination, although they will be entitled to liquidating distributions from the trust account with respect to any other Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline.

If the company liquidates, the sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the assets in the trust account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the sponsor will not be responsible to the extent of any liability for such third-party claims. The company has not independently verified whether the sponsor has sufficient funds to satisfy its indemnity obligations and believes that the sponsor’s only assets are securities of the company and, therefore, the sponsor may not be able to satisfy those obligations. None of the company’s officers or directors will indemnify the company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Based upon the amount held in the trust account as of [●], which was approximately $[●], the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the general meeting. The closing price of a Class A ordinary share on [●], was $[●]. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the extension proposal is approved, such approval will constitute consent for the company to (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The funds remaining in the trust account after the removal of the withdrawal amount shall be available for use by the company to complete an initial business combination on or before the extended date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination until the extended date if the extension proposal is approved.

The withdrawal of the withdrawal amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be significantly less than the approximately $[●] that was in the trust account as of [●]. In such event, the company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the company as of the close of business on [●] (the “record date”) are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. On the record date, there were 8,517,971 ordinary shares issued and outstanding, including (i) 8,517,970 Class A ordinary shares and (ii) 1 Class B ordinary share. The company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the general meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the general meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by emailing KSmith@advantageproxy.com.

[●]

By Order of the Board,

/s/
Aemish Shah Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL GENERAL MEETING TO BE HELD ON [●]

This Notice of General Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2023 (our “annual report”), and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 as filed with the SEC on June 6, 2023is available at www.nraccorp.com.

i

NORTHERN REVIVAL ACQUISITION CORPORATION
PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING
To Be Held at [●], Eastern time, on [●]

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “board”) for use at the annual general meeting of Northern Revival Acquisition Corporation, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “general meeting”). The general meeting will be held on [●] at [●], Eastern time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned and will be available to attend via teleconference. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10154. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)
Outside of the U.S. and Canada:
1 470-381-2552 (standard rates apply)
Meeting ID:
[●]
Passcode for telephone access:
[●]#

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the company’s “initial business combination” (as defined below) and any other statements relating to future results, strategy and plans of the company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	our being a company with no operating history and no operating revenues;

●	our ability to select an appropriate target business or businesses;

●	our ability to complete our initial business combination;

●	our expectations around the performance of a prospective target business or businesses;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our directors and officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our pool of prospective target businesses in the technology industry and the effects on these sectors of broader economic trends, including the effects of the ongoing COVID -19 pandemic;

●	Our search for a business combination, and any target business with which we ultimately consummate a business combination, may be materially adversely affected by the geopolitical conditions resulting from the recent invasion of Ukraine by Russia and subsequent sanctions against Russia, Belarus and related individuals and entities and the status of debt and equity markets, as well as protectionist legislation in our target markets

●	changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations;

●	the ability of our directors and officers to generate a number of potential business combination opportunities;

●	our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

●	the ability of our directors and officers to generate potential business combination opportunities;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the trust account (as defined below) or available to us from interest income on the trust account balance;

●	the trust account not being subject to claims of third parties;

●	our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” since we will cease all operations except for the purpose of liquidating if we are unable to complete an initial business combination by September 4, 2023, unless the extension proposal is approved; and

●	our financial performance.

Additional information on these and other factors that may cause actual results and the company’s performance to differ materially is included in the company’s periodic reports filed with the SEC, including, but not limited to, our annual report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on May 1, 2023, our Quarterly Report on Form 10-Q filed with the SEC on June 6, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the extension will enable us to complete an initial business combination.

Approving the extension involves a number of risks. Even if the extension is approved, the company can provide no assurances that the initial business combination will be consummated prior to the extended date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the extension is approved, the company expects to seek shareholder approval of the initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the extension proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the initial business combination. Even if the extension or the initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the extension and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the company. To avoid that result, we have liquidated the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such liquidation, we maintain the remaining amount in its trust account in an interest bearing demand deposit account at a bank.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of our IPO Registration Statement, and have not completed our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the company. If we are required to liquidate the company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act ), we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account  and thereafter to hold all funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of the Business Combination, another initial business combination or our liquidation. Following such liquidation of the assets in the trust account, we have earned interest of approximately [●]% per annum on the remaining cash in the trust account through [●]; however, the actual amount of interest earned on the cash in the Trust Account in the future, if any, may vary.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated. U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR ANNUAL GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the general meeting to be held in person or via teleconference on [●] or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the general meeting.

The company is a blank check company incorporated on November 4, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On February 4, 2021, the company consummated its initial public offering (“IPO”) of its units, with each unit consisting of one Class A ordinary share and one-third of one redeemable warrant to purchase one Class A ordinary share, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,150,000 units. Simultaneously with the closing of the IPO, the company completed the private sale of the approximate 4,553,334 private placement warrants at a purchase price of $1.50 per private placement warrant to the sponsor, generating gross proceeds to us of approximately $6,830,000. Following the closing of the IPO, a total of $241,500,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the trust account established in connection with the IPO (the “trust account”), with Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), acting as trustee.

On January 27, 2023, the company held an extraordinary general meeting where the shareholders a special resolution to amend our Amended and Restated Memorandum and charter (the “charter”) to extend the date by which the company may complete its business combination (the “Extension Amendment”). As a result of the extension, the company’s provides for the return of the IPO proceeds held in the trust account to the holders of Class A ordinary shares if we do not complete our initial business combination by September 4, 2023. On March 16, 2023, the company held an extraordinary general meeting where the shareholders approved: (i) a special resolution, to amend our charter to change the name of the company from Noble Rock Acquisition Corporation to Northern Revival Acquisition Corporation (the “Name Change Proposal”); and (ii) a special resolution, to amend the charter to change certain provisions which restrict our Class B ordinary shares from converting to Class A ordinary shares prior to the closing of the business combination (the “Conversion Proposal”). On February 9, 2023, certain officers and directors of the company resigned, a new management team was appointed and we agreed to change our name in connection with these changes. The purpose of the Name Change Proposal was to amend the name of the company accordingly. The purpose of the Conversion Proposal was to remove restrictions contained in the charter in order to permit the Class B ordinary shares to convert into Class A ordinary shares prior to the closing of the business combination which will enable the company to meet certain Nasdaq listing requirements. The holders of such shares would continue to be subject to the same restrictions as the Class B ordinary shares before any conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the prospectus for our initial public offering.

In connection with the solicitation of proxies in connection with the Extension Amendment, holders of 21,240,830 Class A ordinary shares of our then 24,150,000 Class A ordinary shares outstanding with redemption rights, elected to redeem their shares at a per share redemption price of approximately $10.17. In connection with the solicitation of proxies in connection with the Conversion Proposal, holders of 433,699 Class A ordinary shares of our then-outstanding 8,946,670 Class A ordinary shares outstanding with redemption rights, elected to redeem their shares at a per share redemption price of approximately $10.33. On March 28, 2023, the company elected to permit one shareholder, at the shareholder’s request, to reverse their redemption as to 5,000 Class A ordinary shares, resulting in a total of 428,699 redemptions in connection with the solicitation of proxies in connection with the Conversion Proposal. On April 5, 2023, the sponsor elected to convert 6,037,499 Class B ordinary shares into Class A ordinary shares. Following such meetings and the redemptions related thereto and the conversion of the Class B ordinary shares, there are a total of 8,517,970 Class A ordinary shares and 1 Class B ordinary share issued and outstanding. As of [●], there was a total of approximately $[●] million held in the trust account.

On March 20, 2023, we entered into a Business Combination Agreement (the “Business Combination Agreement”) with our sponsor, Braiin Limited, an Australian public company limited by shares (“Braiin”), and certain Braiin shareholders (the “Braiin Supporting Shareholders”) who collectively own 100% of the outstanding ordinary shares of Braiin (the “Braiin Shares”). Pursuant to the terms of the Business Combination Agreement, a business combination between NRAC and Braiin (the “Business Combination”) will be effected as a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of Class A Ordinary Shares, par value $0.0001 per share, of NRAC (the “Class A Ordinary Shares”) with an aggregate value of $190 million (the “Share Exchange”). The number of shares to be issued will be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the Business Combination, Braiin will acquire PowerTec Holdings Ltd., an Australian distributor that supplies connectivity solutions to individuals and businesses around the world. (“PowerTec”). Following the Share Exchange, Braiin will continue as a subsidiary of the company, and the company will change its name to “Braiin Holdings.” We refer to NRAC after giving effect to the Business Combination, as “New Braiin.”

The purpose of the extension proposal is to allow the company more time to complete an initial business combination. While the company has entered the Business Combination Agreement, and the company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board has determined that there will not be sufficient time before September 4, 2023 to consummate the Business Combination. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete an initial business combination to the extended date or the updated extension date; provided that the sponsor (or its designee) contribute an extension payment for each one-month extension.

What is being voted on?

You are being asked to vote on the following proposals:

(a)	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from September 4, 2023 to February 4, 2024 (the “extension”, such later date, the “extended date”, and such proposal the “extension proposal”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 (the “IPO”) from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board; charter

(b)	Proposal No. 2 — NTA Requirement Amendment Proposal —as a special resolution, to amend the charter pursuant to an amendment to the charter in the form set forth in Annex B of the accompanying proxy statement, to remove the net tangible asset requirement from the charter in order to expand the methods that the company may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA requirement amendment proposal”);

(c)	Proposal No. 3 — The Directors Proposal — as an ordinary resolution, to elect two (2) Class I directors to serve until the annual general meeting in 2026 and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death (the “directors proposal”);

and

(d)	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, the NTA requirement amendment proposal, and the directors proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals, in which case the adjournment proposal will be the only proposal presented at the general meeting.

If the extension proposal is approved, we plan to hold an extraordinary general meeting prior to the extended date in order to seek shareholder approval of our initial business combination and related proposals.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

Can I attend the General Meeting?

The general meeting will be held on [●] at [●], Eastern time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 (the “general meeting”), or at such other time, on such other date and at such other place that the meeting may be postponed or adjourned and will be available to attend via teleconference. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10154. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)
Outside of the U.S. and Canada:
1 470-381-2552 (standard rates apply)
Meeting ID:
[●]
Passcode for telephone access:
[●]#

The general meeting will comply with the meeting rules of conduct which will be available at the meeting. We encourage you to access the general meeting teleconference prior to the start time. Check-in will begin fifteen minutes prior to the start time of the general meeting, and you should allow ample time for the check-in procedures. Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the extension?

Our board believes shareholders will benefit from the company consummating an initial business combination and is proposing the extension to extend the date by which the company has to complete an initial business combination until the extended date. The extension is expected to give the company the opportunity to complete its initial business combination.

After consultation with the company’s sponsor, Northern Revival Sponsor LLC (the “sponsor”), the sponsor has indicated that, if the extension proposal is approved, the sponsor will contribute to the company as a loan (each loan being referred to herein as a “contribution”) the lesser of (i) $___ and (ii) an aggregate amount equal to $___ multiplied by the number of public shares of the company that are not redeemed in connection with the shareholder vote to approve the extension proposal, for each month, commencing on September 4, 2023 and on or prior to the fourth day of each subsequent month, if applicable (each such month period an “extension period”) until the earlier of (x) the date of the annual general meeting held in connection with a shareholder vote to approve an initial business combination (y) the extended date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination. Each contribution will be deposited in the trust account within three business days of the beginning of the extended period which such contribution is for. The sponsor will not make any contribution unless the extension proposal is approved and the extension is completed. The contributions will be repayable by the company to the sponsor upon consummation of an initial business combination. The company’s board of directors will have the sole discretion whether to continue extending for additional extension periods, and if the board determines not to continue extending for additional months, the additional contributions will terminate. If this occurs, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 4, 2023 or, if the extension proposal is approved, the extended date.

We believe that the provisions of the charter described in the preceding paragraph were included to protect the company’s shareholders from having to sustain their investments for an unreasonably long period if the company failed to find a suitable initial business combination in the timeframe contemplated by the charter. We also believe, however, that given the company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is in the best interest of the company and our shareholders, the extension is warranted. The sole purpose of the extension proposal is to provide the company with additional time to complete an initial business combination, which the board believes is in the best interests of the company and our shareholders. However, even if the extension is approved the company can provide no assurances that a business combination will be consummated prior to the extended date.

In connection with the extension, public shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal, or if they vote at all. We will not proceed with the extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the extension proposal, as provided in the charter.

Liquidation of the trust account is a fundamental obligation of the company to the public shareholders and the company is not proposing, and will not propose, to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the extension is approved, the company will have until the extended date to complete its initial business combination.

Our board recommends that you vote in favor of the extension proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the board abandon the extension proposal?

Our board will abandon the extension if our shareholders do not approve the extension proposal. Additionally, we are not permitted to redeem our Class A ordinary shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the extension if redemptions of our Class A ordinary shares in connection with the extension would cause us to have less than $5,000,001 of net tangible assets following approval of the extension proposal.

Why is the company proposing the NTA requirement amendment proposal?

The company believes a Business Combination will provide significant benefits to its shareholders and is proposing the NTA requirement amendment proposal to add an additional basis on which the company may rely, as it has since its IPO, to be not subject to the “penny stock” rules of the SEC.

The company’s charter that the company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination (the “NTA Requirement”). If the NTA requirement amendment proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the company from being able to extend the time available to consummate a business combination. The company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the company is presenting the NTA requirement amendment proposal to facilitate the consummation of a business combination. If the NTA requirement amendment proposal is not approved and there are significant requests for redemption such that the company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the charter would prevent the company from being able to consummate the business combination even if all other conditions to closing are met.

How do the company insiders intend to vote their shares?

The sponsor, the company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “initial shareholders”) collectively have the right to vote 70.9% of the company’s issued and outstanding ordinary shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the general meeting.

The sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the general meeting, although they are under no obligation to do so. Any such purchases that are completed after the “record date” (as defined below) may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the ordinary shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the ordinary shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the general meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are no greater than the per share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Any Class A ordinary shares held by or subsequently purchased by our affiliates may not be voted in favor of the proposals. Additionally, at any time at or prior to the general meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor or the company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Any such transactions will be disclosed by the filing of a Current Report on Form 8-K prior to the date of the meeting.

What vote is required to approve the extension proposal and the NTA requirement amendment proposal?

Approval of the extension proposal and the NTA requirement amendment proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting.

Why is the company proposing the adjournment proposal?

The company is proposing the adjournment proposal to provide flexibility to adjourn the meeting to give the company more time to seek approval of the extension proposal, the NTA requirement amendment proposal, and the directors proposal, if necessary. If the adjournment proposal is not approved, the company will not have the ability to adjourn the meeting to a later date for the purpose of soliciting additional proxies. In such event, the extension would not be completed, the company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In addition, there are significant requests for redemption such that the company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the charter would prevent the company from being able to consummate the business combination even if all other conditions to closing are met.

What vote is required to approve the directors proposal and the adjournment proposal?

Pursuant to our charter, prior to the closing of a business combination, only the holders of the Class B ordinary shares are entitled to vote on the directors proposal, and the holders of Class A ordinary shares shall have no right to vote on the appointment or removal of any director. Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or via teleconference at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal, the NTA requirement amendment proposal and the directors proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the extended date, as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the extension proposal is not approved?

If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 4, 2023 or, if the extension proposal is approved, the extended date.

The sponsor or the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination by September 4, 2023, or, if the extension proposal is approved, the extended date, although they will be entitled to liquidating distributions from the trust account with respect to any other Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline. The company will pay the costs of liquidation from $100,000 of interest from the trust account and its remaining assets outside of the trust account.

If the extension proposal and the NTA requirement amendment proposal are approved, what happens next?

The company is continuing its efforts to complete an initial business combination. The company is seeking approval of the extension because the company will not be able to complete an initial business combination prior to September 4, 2023. If the extension proposal is approved, the company will continue its efforts to obtain approval of a business combination at an extraordinary general meeting. If shareholders approve such initial business combination, the company expects to consummate the initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the initial business combination.

Upon approval of the extension proposal and the NTA requirement amendment proposal by the required number of votes, the amendments to the charter in the form attached as Annex A and Annex B hereto will be effective.. The company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded.

If the extension proposal is approved, any removal of any withdrawal amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of ordinary shares held by the sponsor. We will not proceed with the extension if redemptions of Class A ordinary shares cause us to have less than $5,000,001 of net tangible assets following approval of the extension, as provided in the charter.

If the extension proposal is approved, the sponsor will continue to receive payments from the company of $30,000 per month for office space, administrative, financial and support services pursuant to the Administrative Services Agreement, dated as of February 4, 2021, by and between the company and the sponsor (the “Administrative Support Agreement”).

Where will I be able to find the voting results of the General Meeting?

We will announce preliminary voting results at the general meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the general meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the general meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the company’s secretary at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807, so that it is received by the company’s secretary prior to the vote at the general meeting (which is scheduled to take place on [●]). Shareholders also may revoke their proxy by sending a notice of revocation to the company’s secretary, which must be received by the company’s secretary prior to the vote at the general meeting, or by attending the general meeting, revoking their proxy and voting in person (including by teleconference). Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person or by teleconference at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal, the NTA requirement amendment proposal and the directors proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal, the NTA requirement amendment proposal and the directors proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our charter and Cayman Islands law. The presence, in person, by teleconference, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal, the NTA requirement amendment proposal and the directors proposal.

Who can vote at the General Meeting?

Holders of ordinary shares as of the close of business on [●] (the “record date”), are entitled to vote at the general meeting. On the record date, there were 8,517,971 ordinary shares issued and outstanding, including (i) 8,517,970 Class A ordinary shares and (ii) 1 Class B ordinary share. The company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the general meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The initial shareholders collectively own 6,037,499 Class A ordinary shares and 1 Class B ordinary share, constituting 70.9% of our issued and outstanding ordinary shares.

Registered Shareholders.

If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the general meeting.

“Street Name” Shareholders.

If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares at the general meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the board has determined that each of the proposals are in the best interests of the company and its shareholders. The board recommends that the company’s shareholders vote “FOR” each of the proposals and “For” each of the nominees to the board.

What interests do the company’s directors and officers have in the approval of the proposals?

The company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of ordinary shares, private placement warrants that may become exercisable in the future, any loans by them to the company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor our charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the general meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the general meeting.

What happens to the company’s warrants if the extension proposal is not approved?

If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 4, 2023 or, if the extension proposal is approved, the extended date.

What happens to the company’s warrants if the extension proposal is approved?

If the extension is approved, the company expects to continue to attempt to consummate an initial business combination until the extended date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the initial business combination?

Unless you elect to redeem your public shares at this time, you will be able to vote on the initial business combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of the initial business combination. If you disagree with the initial business combination, you will retain your right to redeem your public shares upon consummation of the initial business combination in connection with the shareholder vote to approve the initial business combination, subject to any limitations set forth in our charter.

How do I vote?

If you are a holder of record of ordinary shares on the record date for the general meeting, you may vote in person or by teleconference attendance at the general meeting or by submitting a proxy for the general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the general meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you wish to attend the general meeting via teleconference or in person you should contact Continental no later than [●] to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my Ordinary Shares?

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern time, on [●] (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company, the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Advantage Proxy (“Advantage”) to assist in the solicitation of proxies for the general meeting. We have agreed to pay Advantage a fee of $7,500, plus disbursements, and indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the general meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our annual report, and our subsequent Quarterly Reports on Form 10-Q, you should contact Advantage at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Individuals call toll-free 877-870-8565

Banks and brokers call 206-870-8565

Email: KSmith@advantageproxy.com

You may obtain additional information about the company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on [●] (two business days prior to the vote at the general meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Email: mzimkind@continentalstock.com

THE ANNUAL GENERAL MEETING

Date, Time, Place and Purpose of the General Meeting

The general meeting will be held on [●] at [●], Eastern time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 (the “general meeting”), or at such other time, on such other date and at such other place that the meeting may be postponed or adjourned and will be available to attend via conference call. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10154. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference by using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)
Outside of the U.S. and Canada:
1 470-381-2552 (standard rates apply)
Meeting ID:
[●]
Passcode for telephone access:
[●]#

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting.

At the general meeting, you will be asked to consider and vote upon proposals to:

1.	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from September 4, 2023 to February 4, 2024 (the “extension”, such later date, the “extended date”, and such proposal the “extension proposal”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 (the “IPO”) from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board;

2.	Proposal No. 2 — NTA Requirement Amendment Proposal —as a special resolution, to amend the charter pursuant to an amendment to the charter in the form set forth in Annex B of the accompanying proxy statement, to remove the net tangible asset requirement from the charter in order to expand the methods that the company may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA requirement amendment proposal”);

3.	Proposal No. 3 — The Directors Proposal — as an ordinary resolution, to elect two (2) Class I directors to serve until the annual general meeting in 2026 and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death (the “directors proposal”); and

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, the NTA requirement amendment proposal, and the directors proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals, in which case the adjournment proposal will be the only proposal presented at the general meeting.

Voting Power; Record Date

Only shareholders of record of the company as of the close of business on [●] are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each of the ordinary shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 8,517,971 ordinary shares issued and outstanding, including (i) 8,517,970 Class A ordinary shares and (ii) 1 Class B ordinary share. The company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our charter and Cayman Islands law. The presence, in person, by teleconference, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal, the NTA requirement amendment proposal and the directors proposal.

Votes Required

Approval of the extension proposal and the NTA requirement amendment proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

Pursuant to our charter, prior to the closing of a business combination, only the holders of the Class B ordinary shares are entitled to vote on the directors proposal, and the holders of Class A ordinary shares shall have no right to vote on the appointment or removal of any director.

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or via teleconference at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal, the NTA requirement amendment proposal and the directors proposal.

Voting

You can vote your shares at the general meeting by proxy or by attending the general meeting via teleconference. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the general meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the general meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Aemish Shah and Manpreet Singh, or the Chairperson of the general meeting to act as your proxy at the general meeting. One of the aforementioned individuals will then vote your shares at the general meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the general meeting.

Alternatively, you can vote your shares by attending the general meeting via teleconference.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the general meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the general meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the general meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the general meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the general meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy at 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by sending a letter to P.O. Box 13581, Des Moines, WA 98198, or by emailing KSmith@advantageproxy.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the company’s secretary at 4001 Kennett Pike, Suite 302 Wilmington, DE 19807, so that it is received by the company’s secretary prior to the vote at the general meeting (which is scheduled to take place on [●]). Shareholders also may revoke their proxy by sending a notice of revocation to the company’s secretary, which must be received by the company’s secretary prior to the vote at the general meeting or by attending the general meeting, revoking their proxy and voting in person (including by teleconference). Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the General Meeting

The general meeting will be held in person or by proxy at [●] [●] Eastern time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, or via teleconference by using the following dial-in information:

Telephone access:
Within the U.S.:
1 877-853-5257 (toll-free)
Outside of the U.S.:
1 470-381-2552 (standard rates apply)
Meeting ID:
[●]
Passcode for telephone access:
[●]#

While shareholders are encouraged to attend the meeting via teleconference, you will be permitted to attend the general meeting in person at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Advantage to assist in the solicitation of proxies for the general meeting. We have agreed to pay Advantage a fee of $7,500, plus disbursements, and indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Individuals call toll-free 877-870-8565

Banks and brokers call 206-870-8565

Email: KSmith@advantageproxy.com

If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor our charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the general meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the general meeting.

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the charter.

Other Business

The board does not know of any other matters to be presented at the general meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of General Meeting and with respect to any other matters that may properly come before the general meeting. If any additional matters are properly presented at the general meeting, or at any adjournments or postponements of the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807. Our telephone number is (302) 338-9130. Our corporate website address is www.nraccorp.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

We are a blank check company, incorporated on November 4, 2020 as a Cayman Islands exempted company for the purpose of effecting an initial business combination.

On February 4, 2021, the company consummated its IPO of 24,150,000 units, with each unit consisting of one Class A ordinary share and one-half of one redeemable warrant to purchase one Class A ordinary share, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,150,000 units. Simultaneously with the closing of the IPO, the company completed the private sale of approximately 4,553,334 private placement warrants at a purchase price of $1.50 per private placement warrant to the sponsor, generating gross proceeds to us of approximately $6,830,000. Following the closing of the IPO, a total of $241,500,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the trust account, with Continental acting as trustee. On January 27, 2023, the company held a general meeting to approve an extension of time in order to complete its business combination. On March 16, 2023, the company held an extraordinary general meeting where the shareholders approved: (i) a special resolution, to amend our charter to change the name of the company from Noble Rock Acquisition Corporation to Northern Revival Acquisition Corporation; and (ii) a special resolution, to amend the charter to change certain provisions which restrict our Class B ordinary shares from converting to Class A ordinary shares prior to the closing of the business combination. Following such meetings and the redemptions related thereto and the conversion of the Class B ordinary shares, there are a total of 8,517,970 Class A ordinary shares and 1 Class B ordinary share issued and outstanding. As of [●], there was a total of approximately $[●] million held in the trust account.

Reasons for the Extension Proposal

On March 20, 2023, we entered into a Business Combination Agreement with our sponsor, Braiin, and Braiin Supporting Shareholders who collectively own 100% of the outstanding Braiin Shares. Pursuant to the terms of the Business Combination Agreement, the Business Combination will be effected as a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of the Class A Ordinary Shares with an aggregate value of $190 million (the “Share Exchange”). The number of shares to be issued will be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the Business Combination, Braiin will acquire PowerTec. Following the Share Exchange, Braiin will continue as a subsidiary of the company, and the company will change its name to “Braiin Holdings.” We refer to NRAC after giving effect to the Business Combination, as “New Braiin.”

The charter provides that we have until September 4, 2023, to complete an initial business combination. The board has determined that there will not be sufficient time before September 4, 2023, to hold an annual general meeting to obtain shareholder approval of and consummate a business combination. Accordingly, the board believes that in order to be able to successfully complete a business combination, it is appropriate to continue the company’s existence until the extended date. The board believes that an initial business combination is in the best interests of the company and our shareholders. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete an initial business combination to the extended date.

After consultation with the company’s sponsor, Northern Revival Sponsor LLC (the “sponsor”), the sponsor has indicated that, if the extension proposal is approved, the sponsor will contribute to the company as a loan (each loan being referred to herein as a “contribution”) the lesser of (i) $___ and (ii) an aggregate amount equal to $___ multiplied by the number of public shares of the company that are not redeemed in connection with the shareholder vote to approve the extension proposal, for each month, commencing on September 4, 2023 and on or prior to the fourth day of each subsequent month, if applicable (each such month period an “extension period”) until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, (y) the extended date, and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination. Each contribution will be deposited in the trust account within three business days of the beginning of the extended period which such contribution is for. The sponsor will not make any contribution unless the proposal is approved and the extension is completed. The contributions will be repayable by the company to the sponsor upon consummation of an initial business combination. The company’s board of directors will have the sole discretion whether to continue extending for additional extension periods, and if the board determines not to continue extending for additional months, the additional contributions will terminate. If this occurs, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 4, 2023 or, if the extension proposal is approved, the extended date.

We believe that the provisions of the charter described in the preceding paragraph were included to protect the company’s shareholders from having to sustain their investments for an unreasonably long period if the company failed to find a suitable initial business combination in the timeframe contemplated by the charter. We also believe, however, that given the company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is in the best interest of the company and our shareholders, the extension is warranted.

The sole purpose of the extension proposal is to provide the company with additional time to complete an initial business combination, which the board believes is in the best interests of the company and our shareholders. A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

If the Extension Proposal Is Not Approved

If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 4, 2023 or, if the extension proposal is approved, the extended date.

The sponsor and the company’s initial shareholders have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination by September 4, 2023, or, if the extension proposal is approved, the extended date, although they will be entitled to liquidating distributions from the trust account with respect to any other Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline. The company will pay the costs of liquidation from $100,000 of interest from the trust account and its remaining assets outside of the trust account.

If the Extension Proposal Is Approved

If the extension proposal and the NTA requirement amendment proposal is approved, the company will file the amendments to the charter with the Cayman Registrar in the form of Annex A and Annex B hereto to extend the time it has to complete an initial business combination until the extended date. The company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The company will then continue to work to consummate its initial business combination by the extended date.

If the extension proposal is approved, and the extension is implemented, the amount held in the trust account will be reduced by withdrawals in connection with any shareholder redemptions. The company cannot predict the amount that will remain in the trust account if the extension is approved, and the amount remaining in the trust account may be significantly less than the approximately $[●] that was in the trust account as of [●]. We will not proceed with the extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the extension proposal, as provided in the charter.

If the extension is approved, the sponsor will continue to receive payments from the company of $30,000 per month for office space, administrative, financial and support services until the earlier of the company’s consummation of an initial business combination and the company’s liquidation pursuant to the Administrative Support Agreement.

Redemption Rights

If the extension proposal is approved, and the extension is implemented, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the company has not consummated an initial business combination by the extended date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON [●] (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE GENERAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the extension and redemptions.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)	(i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(b)	prior to 5:00 p.m., Eastern time, on [●] (two business days prior to the vote at the general meeting or any adjournment thereof), (i) submit a written request to Continental, the company’s transfer agent, that the company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the extension proposal will not be redeemed for cash held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the general meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the extension is not approved, these shares will not be redeemed in connection with the extension and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the extension will not be approved. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares. Based upon the amount held in the trust account as of [●], which was approximately $[●], the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the general meeting. The closing price of a Class A ordinary share on [●] was $[●]. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the extension proposal. The company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the extension proposal would receive payment of the redemption price for such shares soon after the completion of the extension.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Class A ordinary shares redeemed for cash if the extension is completed. This discussion applies only to Class A ordinary shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Class A ordinary shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; and

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A ordinary shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A ordinary shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A ordinary shares who or that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Class A Ordinary Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Class A ordinary shares pursuant to the redemption provisions described in this proxy statement will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”

The redemption of Class A ordinary shares will generally qualify as a sale of the Class A ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares that could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Class A ordinary shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A ordinary shares are readily tradable on an established securities market in the United States or (ii) Class A ordinary shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2022 and expect to be a PFIC for our current taxable year ending December 31, 2023, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Class A ordinary shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Class A ordinary shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A ordinary shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may prevent the holding period of the Class A ordinary shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A ordinary shares (Class A ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2022. Although we expect to be a PFIC for our current taxable year ending December 31, 2023, a determination of our PFIC status depends on facts that may not be known until the close of the taxable year, including whether we complete a business combination prior to the end of such year. Accordingly, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make a timely and effective “qualified election fund” election for each of our taxable years as a PFIC in which the U.S. Holder held Class A ordinary shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A ordinary shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Required Vote

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting. If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 4, 2023 or, if the extension proposal is approved, the extended date.

The sponsor and all of the company’s directors and officers are expected to vote all ordinary shares owned by them in favor of the extension. On the record date, the sponsor and all of the company’s directors and officers beneficially owned and were entitled to vote an aggregate of 6,037,499 Class A ordinary shares and 1 Class B ordinary share. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the sponsor and all of the company’s directors and officers and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the sponsor, the company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the sponsor, the company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered until the company’s redemption process (i.e., approximately $[●] per share, based on the amounts held in the trust account as of [●]); (b) would represent in writing that such public shares will not be voted in favor of approving the extension proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the general meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the general meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the general meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor and the company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the sponsor and the company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, the 6,037,499 Class A ordinary shares and 1 Class B ordinary share held by the sponsor will be worthless (as the sponsor has waived liquidation rights with respect to such shares), as will the 4,553,334 private placement warrants held by the sponsor;

●	In connection with the IPO, the sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or prospective target businesses with which the company has entered into certain agreements;

●	All rights specified in the charter relating to the right of officers and directors to be indemnified by the company, and of the company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the extension proposal is not approved and no initial business combination is completed by September 4, 2023, so that the company liquidates, the company will not be able to perform its obligations to its officers and directors under those provisions;

●	None of the company’s officers or directors has received any cash compensation for services rendered to the company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the general meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

●	The sponsor and the company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the extension proposal is not approved and we do not consummate an initial business combination by September 4, 2023, they will not have any claim against the trust account for reimbursement so that the company will most likely be unable to reimburse such expenses.

Full Text of Resolutions

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7 In the event that the Company does not consummate a Business Combination by 4 February 2024 or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of “Applicable Law”.

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.8(a) in its entirety and the insertion of the following language in its place:

“49.8(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by 4 February 2024 or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles; or”

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the extension proposal is in the best interests of the company and its shareholders. Our board has approved and declared advisable the adoption of the extension proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION
PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM
YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE NTA Requirement Amendment Proposal

Overview

This is a proposal to amend, by special resolution, the charter to allow the company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (as defined below). All shareholders are encouraged to read the proposed NTA requirement amendment proposal in its entirety for a more complete description of its terms. The text of the proposed special resolution is set forth below.

The NTA Requirement

Articles 49.2(b), 49.4 and 49.5 of the charter currently provide that the company shall not repurchase public shares in an amount that would cause the company’s net tangible assets to be less than US$5,000,001. We refer to this as the “Redemption Limitation.”

The purpose of this article was to ensure that, the company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

The company is proposing to amend its charter to remove the NTA Requirement in order to allow the company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, the company included Articles 49.2(b), 49.4 and 49.5 in its charter in order to ensure that through the consummation of its initial business combination the company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The company’s securities are listed on The Nasdaq Stock Market and have been so listed since the consummation of the IPO. The company believes that The Nasdaq Stock Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the company meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment

Shareholders are being asked to adopt the NTA requirement amendment proposal which, in the judgment of the Board, may facilitate the extension and the consummation of an initial business combination. The charter limits the company’s ability to consummate an initial business combination, or to redeem public shares in connection with the extension or an initial business combination, if it would cause the company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the public shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the NTA requirement amendment proposal is not approved and there are significant requests for redemption in connection with the extension such that following such redemptions, the company’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the charter would prevent the company from being able to implement the extension. If that were to occur, the company would be forced to liquidate on the extended date.

Additionally, if the NTA requirement amendment proposal is not approved and there are significant requests for redemption in connection with consummation of an initial business combination, the Redemption Limitation in the charter would prevent the company from being able to consummate an initial business combination even if all other conditions to closing are met.

Vote Required for Approval

The approval of the NTA requirement amendment proposal requires a special resolution under the laws of the Cayman Islands, being a resolution passed by a majority of not less than two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy and entitled to vote thereon and who vote at the general meeting. Failure to vote by proxy or to vote oneself at the general meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the extension proposal.

As of the date of this proxy statement, the initial shareholders have agreed to vote any ordinary shares owned by them in favor of the NTA requirement amendment proposal. As of the date hereof, the initial shareholders own approximately 70.9% of the issued and outstanding ordinary shares and have not purchased any public shares, but may do so at any time.

Full Text of Resolutions

RESOLVED, as a special resolution, that, Article 49.2(b) of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases”.

RESOLVED, as a special resolution, that, Article 49.4 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination”.

RESOLVED, as a special resolution, that, Article 49.5 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE NTA REQUIREMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — The Directors Proposal

Nominees for Director

At the general meeting, two (2) Class I directors are up for re-election, with such directors to serve until the annual general meeting of shareholders in 2026 and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of the holders of Class B ordinary shares, prior to the initial business combination, or a resolution of members, after the initial business combination.

Pursuant to our articles, our board is divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The Class I directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors appointed to succeed those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Our class I directors are David Tanzer and Asad Zafar, and their terms expire at this general meeting. Our class II director is Benjamin Rifkin, and his term expires at the annual general meeting in 2024. Our class III directors are Aemish Shah and Manpreet Singh, and their terms expire at the annual general meeting in 2025.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the company by each director, their age as of the record date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Aemish Shah	37	Chairman and Chief Executive Officer
Manpreet Singh	40	Director and Chief Financial Officer
David Tanzer	62	Director and Director Nominee
Asad Zafar	43	Director and Director Nominee
Benjamin Rifkin	44	Director

The following is a summary of the biographical information of our director-nominees:

David Tanzer has served as an independent director of the company since February 9, 2023. Currently, Mr. Tanzer is a manager for Mercury FundingCo., LLC since June 2019, an executive chairman of XGen Ai since March 2020, a board observer of Veransa Group since December 2021, and a board observer of Open Road Integrated Media since December 2021. From 2019 to 2020, Mr. Tanzer was the Chief Executive Officer at TBD Safety, LLC which sold personal emergency response system products. Prior to that, Mr. Tanzer was Chief Executive Officer at LifeShield, LLC which sold home security products from February 2017 to February 2018. In total, Mr. Tanzer has over 35 years of experience in senior operating roles and investing in and advising acquisition candidates and operating companies in industry sectors including media, B2B SaaS, sustainability, real estate and AI/machine learning. Mr. Tanzer has served on 10 boards, including Healthy Directions (an American Securities Capital Partners portfolio company), CurtCo Robb Media (GE Capital) and The Noodle Companies and its four operating subsidiaries. Mr. Tanzer has provided M&A consulting services to leading private equity firms including Blackstone Partners, Elevation Partners, Great Hill Partners, Insight Partners, Lee Equity Partners, Madison Dearborn, Warburg Pincus and Zelnick Media, as well as companies such as InterActiveCorp, NutriSystem, Publishers Clearinghouse, and Scholastic. Mr. Tanzer received his B.A. from Harvard College, graduating magna cum laude, and his MBA from Harvard Business School, where he was a Baker Scholar.

Asad Zafar has serve as an independent director of the company since February 9, 2023. From September 2021 to present, Mr. Zafar has worked as a Portfolio Manager at Vitol. Prior to that, Mr. Zafar worked as an analyst for Citadel Global Equities from July 2017 to August 2020. From March 2015 to July 2017, Mr. Zafar worked at Karlin Asset Management as managing director and portfolio manager. Throughout his career, Mr. Zafar has directly managed over $1 billion in equity portfolios. Mr. Zafar received his MBA from The Wharton School of the University of Pennsylvania where he was a Joseph H. Lauder fellow and a B.A. from Ohio Wesleyan University where he was a Presidential Scholar. Mr. Zafar holds the Chartered Financial Analyst (CFA) designation, Certified in Quantitative Finance (CQF) designation and CPIM (Certified in Product and Inventory Management) designation.

The following is a summary of the biographical information of our other directors:

Aemish Shah has served as Chief Executive Officer and Chairman of the company since February 9, 2023. He has served as a director of the company since January 2021. Since January 2016, Mr. Shah has been the Co-Founder and Managing Partner of General Global Capital (“GenGlobal”), a growth state technology investment firm focused on software and financial technology companies with notable investments that include Carta, SpaceX, SoFi, Impossible foods, Digital Ocean, Rubrik, Grab Inc., Figure Technologies, Caastle, Avant/Amount and Postmates. Mr. Shah has over sixteen years of experience as a technology investor and financial services banker. Over the course of his career, he has worked on over twenty successful M&A transactions with an aggregate value of over five billion dollars. Mr. Shah has also served on numerous non-profit boards and currently works with TeacherCraft, an EdTech non-profit focused on professional development. Mr. Shah began his career with Pricewaterhouse Coopers as a Senior Associate in the financial advisory practice. Mr. Shah graduated from Cornell University with a Bachelor of Science in Operations Research and Industrial Engineering.

Manpreet Singh, CFA, has served as Chief Financial Officer and a director of the company since February 9, 2023. From 2018 to the present, Mr. Singh has served as the CIO at Singh Capital Partners (“SCP”) where he is responsible for all investment decisions and operations. In 2006, Mr. Singh became one of the youngest CFA charter holders in the world and was profiled by the organization as its “Most Ambitious” member. He serves on the numerous public, non-profit and private company boards including Cemtrex (Nasdaq: CETX), Investcorp India Acquisition Corp (Nasdaq: IVCA), AcquCo, PartsAvatar, Oats Overnights, US Inspect, Snowball Industries, Shukr Investments, Suburban Hospital (John Hopkins Medicine) and Dingman Center at the Smith School of Business. Mr. Singh received his MBA from the Wharton School of Business in Entrepreneurship, Finance, and Real Estate. He also holds a B.S. in Finance with a citation in Entrepreneurship from the University of Maryland, College Park.

Benjamin Rifkin has served as an independent director of the Company since May 17, 2023. From July 2018 to present, Mr. Rifkin has been the Chief Executive Officer and President of Ten Eighty Capital, a diversified private investment firm based in Park City, UT. Previously, Mr. Rifkin served as President of Royal Street Investment & Innovation Center, leading strategic investment and business decisions. He was also a Venture Partner at Royal Street Ventures, a seed stage venture capital firm with offices in UT, CO, WI and MO. In these roles, Rifkin worked closely with private and public companies in the hospitality, virtual reality, consumer products, consumer internet and enterprise software industries. Mr. Rifkin also managed the Park City Angels as Executive Director leading membership, deal sourcing and diligence efforts. He helped open Park City’s first co-working space and incubator, PandoLabs, and also served as co-chair and emcee of Thin Air, a business leadership and innovation conference underwritten by the Park City Chamber of Commerce. Mr. Rifkin received a BA in English and Creative Writing from Dartmouth College.

We believe with their vast experience and complementary skillsets, our directors are well qualified to serve as members of our board.

Term of Office

If elected, the director-nominees will serve for a three-year term until the general meeting of shareholders in 2026 and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

Pursuant to our charter, prior to the closing of a business combination, only the holders of the Class B ordinary shares are entitled to vote on the directors proposal, and the holders of Class A ordinary shares shall have no right to vote on the appointment or removal of any director. For purposes of the election of directors, abstentions will not count as a vote cast at the general meeting and will have no effect on the outcome of the vote on any proposal.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE ABOVE DIRECTOR NOMINEES.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL

PERSONS

Founder Shares

On November 11, 2020, our sponsor paid an aggregate of $25,000 for certain expenses on behalf of the company in exchange for issuance of 5,750,000 founder shares. On February 1, 2021, the company declared a stock dividend with respect to the Class B ordinary shares such that 0.05 Class B ordinary shares were issued for every one share of Class B ordinary shares, resulting in an aggregate of 6,037,500 Class B ordinary shares outstanding. The initial shareholders agreed to forfeit up to an aggregate of 787,500 founder shares, on a pro rata basis, to the extent that the option to purchase additional units was not exercised in full by the underwriters, so that the founder shares would represent 70.9% of the company’s issued and outstanding shares after the IPO. On February 4, 2021, the underwriter fully exercised its over-allotment option; thus, these 787,500 founder shares were no longer subject to forfeiture. As approved by our shareholders at an extraordinary general meeting of shareholders held on March 16, 2023, on April 5, 2023, the sponsor elected to convert 6,037,499 Class B ordinary shares into Class A ordinary shares. Following such meetings and the redemptions related thereto and the conversion of the Class B ordinary shares, there are a total of 8,517,970 Class A ordinary shares and one Class B ordinary share issued and outstanding.

The initial shareholders agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of (A) one year after the completion of the initial business combination or (ii) the date following the completion of the initial business combination on which the company completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, if the closing price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, the founder shares will be released from the lockup.

Private Placement Warrants

Simultaneously with the closing of the IPO, the company consummated the private placement of 4,553,334 private placement warrants, at a price of $1.50 per private placement warrant with the sponsor, generating gross proceeds of approximately $6.8 million.

Each whole private placement warrant is exercisable for one whole share of Class A ordinary shares at a price of $11.50 per share. A portion of the proceeds from the sale of the private placement warrants to the sponsor was added to the proceeds from the IPO held in the Trust Account. If the company does not complete an initial business combination within the combination period, the private placement warrants will expire worthless. The private placement warrants will be non-redeemable for cash and exercisable on a cashless basis so long as they are held by the sponsor or its permitted transferees.

The sponsor and the company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their private placement warrants until 30 days after the completion of the initial business combination.

If we do not complete an initial business combination within 24 months from the closing of the IPO, or the expiration of any subsequent extension, the proceeds of the sale of the private placement warrants will be used to fund the redemption of our public shares, subject to the requirements of applicable law, and the private placement warrants will expire worthless.

Registration Rights

The holders of the founder shares, private placement warrants, and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the private placement warrants or warrants issued upon conversion of the Working Capital Loans and upon conversion of the founder shares) are entitled to registration rights pursuant to a registration and shareholder rights agreement signed upon the effective date of the IPO. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial business combination. The company will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Notes

On November 11, 2020, the sponsor agreed to loan the company up to $300,000 to be used for the payment of costs related to the IPO pursuant to a promissory note (the “Note”). The Note was non-interest bearing, unsecured and due upon the closing of the IPO. As of February 4, 2021, the company borrowed $195,000 under the Note. The company repaid the Note in full on February 5, 2021.

In addition, in order to finance transaction costs in connection with an initial business combination, the sponsor, members of the company’s founding team or any of their affiliates may, but are not obligated to, loan the company funds as may be required (“Working Capital Loans”). If the company completes an initial business combination, the company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an initial business combination does not close, the company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of an initial business combination, without interest, or, at the lenders’ discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post initial business combination entity at a price of $1.50 per warrant. The warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. In connection with the shareholders’ approval of extending the date by which the company has to consummate an initial Business Combination from February 4, 2023 to September 4, 2023, the sponsor contributed to the company a first, second, third and fourth deposits of $100,000 each into the Trust Account on February 4, 2023, March 4, 2023, April 4, 2023 and May 4, 2023. As of [●], 2023, the company had borrowings of [●] under the Working Capital Loans.

Administrative Agreement

Commencing on the date that the company’s securities were first listed on Nasdaq through the earlier of consummation of the initial business combination and the liquidation, the company agreed to pay the sponsor a total of $30,000 per month for office space, administrative, financial and support services.

In addition, the sponsor, directors and officers, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the company’s behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations. The company’s audit committee will review on a quarterly basis all payments that were made by us to the sponsor, directors, officers or the company’s or any of their affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner except that Forms 3, reporting initial ownership for Manpreet Singh, David Tanzer, Asad Zafar, and Joseph Tonnos were filed late. Mr. Tonnos served on the NRAC board of directors from February 9, 2023 until his resignation on March 15, 2023. Such resignation was not a result of disagreement with the company on any matter relating to its operations, policies or practices.

DIRECTOR INDEPENDENCE

Nasdaq listing rules require that a majority of our board of directors be independent within one year of our IPO. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have currently have three “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our board has determined that David Tanzer, Benjamin Rifkin, and Asad Zafar are independent directors under applicable SEC and Nasdaq rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Number, Terms of Office and Election of Officers and Directors

Our board of directors consists of five members. Prior to our initial business combination, holders of our Class B ordinary shares will have the right to appoint all of our directors and remove members of the board of directors for any reason, and holders of our Class A ordinary shares will not have the right to vote on the appointment of directors during such time. These provisions of our charter may only be amended by a special resolution passed by a majority of at least 90% of our ordinary shares attending and voting in a general meeting.

Pursuant to our articles, our board is divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The Class I directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors appointed to succeed those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Our class I directors are David Tanzer and Asad Zafar, and their terms expire at this general meeting. Our class II director is Benjamin Rifkin, and his term expires at the annual general meeting in 2024. Our class III directors are Aemish Shah and Manpreet Singh, and their terms expire at the annual general meeting in 2025.

Except as the statute or other applicable law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, additional directors and any vacancies in the board of directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the articles), or by the sole remaining director.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provide that our officers may consist of a Chairman, a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the board of directors.

Committees of the Board of Directors

Our board of directors has three standing committees — an audit committee in compliance with Section 3(a)(58)(A) of the Exchange Act, a compensation committee and a nominating committee, each comprised of independent directors. Under Nasdaq listing rule 5615(b)(1), a company listing in connection with its initial public offering is permitted to phase in its compliance with the independent committee requirements. We do not intend to rely on the phase-in schedules set forth in Nasdaq listing rule 5615(b)(1).

Audit Committee

The members of our audit committee are David Tanzer, Benjamin Rifkin, and Asad Zafar. Asad Zafar serves as chair of the audit committee.

Each member of the audit committee is financially literate and our board of directors has determined that each of David Tanzer and Asad Zafar qualify as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

●	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm;

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Asad Zafar, Benjamin Rifkin, and David Tanzer. Asad Zafar serves as chair of the compensation committee.

We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are David Tanzer, Benjamin Rifkin, and Asad Zafar. David Tanzer serves as chair of the nominating and corporate governance committee.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

●	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board of directors, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the board of directors;

●	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and is directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Pursuant to our charter, prior to the closing of a business combination, the company may by ordinary resolution of the holders of the Class B ordinary shares appoint any person to be a director or remove any director, and the holders of Class A ordinary shares shall have no right to vote on the appointment or removal of any director.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Northern Revival Acquisition Corporation, 4001 Kennett Pike, Suite 302, Wilmington, DE 19807; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We have adopted a code of ethics and business conduct (our “Code of Ethics”) applicable to our directors, officers and employees. We have filed a copy of our form of our Code of Ethics as an exhibit to our Annual Report on the form 10-K for the year ended December 31, 2022. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, we will provide a copy of the Code of Ethics without charge upon request. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our directors or officers have received any cash compensation for services rendered to us. Commencing on the date that our securities are first listed on Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we will pay our sponsor a total of $30,000 per month for office space, administrative, financial and support services. Other than as described herein, no compensation of any kind, including any finder’s fee, reimbursement or consulting fee, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, our sponsor, directors and officers, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, directors, officers or our or any of their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed initial business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.

We are not party to any agreements with our directors and officers that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the consummation of our initial business combination should be a determining factor in our decision to proceed with any potential initial business combination.

Sponsor LLC Agreement

On December 31, 2020, each of our then directors (or their affiliates), officers and advisors together with certain third-party investors, including our anchor investor, entered into an amended and restated limited liability company agreement (the “Sponsor LLC Agreement”) of our sponsor, Northern Revival Sponsor LLC which was then known as Noble Rock Sponsor LLC. In connection with the provisions of a binding agreement that provides for the withdrawal or significant reduction in investment in the sponsor by certain existing investors and the resulting transfer of control of the sponsor, the sponsor changed its name to Northern Revival Sponsor LLC and Aemish Shah became the sole manager of the sponsor.

Pursuant to the Sponsor LLC Agreement, certain of our directors (or their affiliates), officers and advisors made capital contributions to our sponsor in exchange for membership interests in our sponsor in an aggregate amount of $25,000, with respect to the issuance of 6,037,500 of our founder shares to our sponsor. In addition, certain of our directors (or their affiliates), officers and the third-party investors, including our anchor investor, agreed to make certain at-risk capital contributions up to an aggregate amount of $6,830,000, the proceeds of which were used by our sponsor to purchase the private placement warrants. Such persons also agreed to make additional capital contributions to our sponsor upon request.

Upon or after the consummation of our initial business combination and as determined by members of our sponsor, our directors (or their affiliates), officers and advisors and the third-party investors are entitled to receive distributions of the assets of our sponsor in accordance with such persons’ then respective economic interests in our sponsor.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the company’s proxy materials for the next general meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before [●]. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next general meeting, other than one that will be included in our proxy materials, must notify us no later than [●]. If a shareholder who wishes to present a proposal fails to notify us by [●], the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying notice of general meeting of shareholders provides for the transaction of such other business as may properly come before the general meeting, the company has no knowledge of any matters to be presented at the general meeting other than those listed as Proposals 1, 2, 3, and 4, in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, Northern Revival Acquisition Corporation, 4001 Kennett Pike, Suite 302, Wilmington, DE 19807, we will provide without charge to each person requesting a copy of our 2022 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The adjournment proposal, if adopted, will allow our board to adjourn the general meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, the NTA requirement amendment proposal, and the directors proposal. The adjournment proposal will only be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals, in which case the adjournment proposal will be the only proposal presented at the general meeting.

Consequences if the Adjournment Proposal is Not Approved

If the adjournment proposal is not approved by our shareholders, our board may not be able to adjourn the general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal.

Vote Required for Approval

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Full Text of Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our board has determined that the adjournment proposal is in the best interests of the company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, our board will approve and declare advisable adoption of the adjournment proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of [●] with respect to our ordinary shares held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 8,517,971 ordinary shares outstanding as of April 27, 2023 including 8,517,970 Class A ordinary shares and 1 Class B ordinary share. Voting power represents the combined voting power of ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the ordinary shares vote together as a single class. The table below does not include any ordinary shares underlying our outstanding warrants because such securities are not exercisable within 60 days of [●].

	Class A Ordinary Shares		Class B Ordinary Shares
	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)
Northern Revival Sponsor LLC (our sponsor)(2)	6,037,499	70.9	1	100.0%
Manpreet Singh	—	—	—	—
David Tanzer	—	—	—	—
Asad Zafar	—	—	—	—
Benjamin Rifkin	—	—	—	—
All directors and executive officers as a group (5 individuals)	6,037,499	70.9%	1	100.0%
Owl Creek Credit Opportunities Master Fund, L.P. (3)	601,000	7.1%	—	—

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, DE 19807.

(2)	Northern Revival Sponsor LLC, our sponsor, is the record holder of one Class B ordinary share reported herein. Our officers and directors (or their affiliates) are members of our sponsor. Aemish Shah may be deemed to beneficially own shares held by our sponsor by virtue of his control over our sponsor. Other than Aemish Shah, no member of our sponsor exercises voting or dispositive control over any of the shares held by our sponsor. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(3)	According to a Form 3 filed by Owl Creek Asset Management, L.P. and Mr. Jeffrey A. Altman with the SEC on February 6, 2023 Owl Creek Credit Opportunities Master Fund, L.P. and a sub account managed by Owl Creek Asset Management, L.P. were the beneficial owners of 601,000 Class A ordinary shares as of February 6, 2023. Owl Creek Asset Management, L.P. serves as the investment manager to Owl Creek Credit Opportunities Master Fund, L.P. and Mr. Jeffrey A. Altman is the managing member of the general partner of Owl Creek Credit Opportunities Master Fund, L.P. Mr. Altman disclaims beneficial ownership of the Class A ordinary shares.

Our initial shareholders beneficially own 70.9% of our issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding all of the Class B ordinary shares. In addition, because of its ownership block, our sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an annual general meeting, including an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the charter.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the company’s SEC filings.

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022, are included in our annual report on Form 10-K, filed with the SEC on May 1, 2023. This proxy statement and our annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Northern Revival Acquisition Corporation, 4001 Kennett Pike, Suite 302, Wilmington, DE 19807.

Delivery Of Documents To Shareholders

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807 or (302) 338-9130, to inform us of their request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the company’s corporate website under the heading “Documents” at www.nraccorp.com. The company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the initial business combination or the proposals to be presented at the general meeting, you should contact the company at the following address and telephone number:

Northern Revival Acquisition Corporation
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
(302) 338-9130

If you are a shareholder of the company and would like to request documents, please do so by [●] (one week prior to the general meeting), in order to receive them before the general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The board does not know of any other matters to be presented at the general meeting. If any additional matters are properly presented at the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the general meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
[●]

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION OF NOBLE ROCK ACQUISITION CORPORATION

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7 In the event that the Company does not consummate a Business Combination by 4 February 2024 or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of “Applicable Law”.

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.8(a) in its entirety and the insertion of the following language in its place:

“49.8(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by 4 February 2024 or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles; or”

Annex A-1

ANNEX B

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION OF NOBLE ROCK ACQUISITION CORPORATION

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution, that, Article 49.2(b) of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases”.

RESOLVED, as a special resolution, that, Article 49.4 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination”.

RESOLVED, as a special resolution, that, Article 49.5 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”.

Annex B-1

FORM OF PROXY CARD — NOT FOR USE

NORTHERN REVIVAL ACQUISITION CORPORATION
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [●]: The Proxy Statement is available at https://www.nraccorp.com on the SEC Filings page.

The undersigned hereby appoints each of Aemish Shah and Manpreet Singh, or the Chairperson of the general meeting as proxy of the undersigned to attend the Annual General Meeting of Shareholders (the “General Meeting”) of Northern Revival Acquisition Corporation (the “company”), to be held via teleconference as described in the Proxy Statement on [●] at [●] Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual General Meeting, dated [●] (the “Notice”), a copy of which has been received by the undersigned, as follows:

Proposal No.    1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company, included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board.

For ☐	Against ☐	Abstain ☐

Proposal No.    2 — The NTA Requirement Amendment Proposal — as a special resolution, to amend the charter pursuant to an amendment to the charter in the form set forth in Annex B of the accompanying proxy statement, to remove the net tangible asset requirement from the charter in order to expand the methods that the company may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission.

For ☐	Against ☐	Abstain ☐

Proposal No.    3 — The Directors Proposal — as an ordinary resolution, to elect two (2) Class I directors to serve until the annual general meeting in 2026 and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

FOR all nominees listed below (except as indicated). ☐
WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

David Tanzer

Asad Zafar

Proposal No.    4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, the NTA requirement amendment proposal or the directors proposal, which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals, in which case the adjournment proposal will be the only proposal presented at the general meeting.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)